UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2016
Artisan Partners Asset Management Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35826	45-0969585
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

875 E. Wisconsin Avenue, Suite 800 Milwaukee, WI 53202
(Address of principal executive offices and zip code)

(414) 390-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On February 9, 2016, Artisan Partners Asset Management Inc. (the “Company”) issued a press release and presentation materials announcing certain consolidated financial and operating results for the three months and year ended December 31, 2015. Copies of the press release, the full earnings release and the presentation materials are attached hereto as Exhibit 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.
The information furnished in this Item 2.02, including the exhibits incorporated herein by reference, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The Company's board of directors appointed James S. Hamman, Jr. as Executive Vice President, effective February 8, 2016.  Mr. Hamman, 46, is currently a managing director of Artisan Partners Holdings with responsibility for overseeing human capital and various corporate development initiatives. Prior to his current role, Mr. Hamman was responsible for providing legal advice with respect to various aspects of Artisan’s advisory business. He also serves as a director of Artisan Partners Global Funds plc, a family of Ireland-domiciled UCITS funds. Mr. Hamman joined the firm in March 2010. He holds a BBA from the University of Notre Dame and a JD from Northwestern University School of Law.
Item 8.01 Other Events
On February 9, 2016, the Company issued an additional press release reporting certain information about the Company’s assets under management as of January 31, 2016. A copy of that press release is attached hereto as Exhibit 99.4 and is incorporated herein by reference.
The information in this Item 8.01, including the exhibit incorporated herein by reference, shall be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall be deemed incorporated by reference in the Company’s filings under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
99.1	Summary Release of Artisan Partners Asset Management Inc. dated February 9, 2016
99.2	Earnings Release of Artisan Partners Asset Management Inc. dated February 9, 2016
99.3	December Quarter 2015 Presentation of Artisan Partners Asset Management Inc.
99.4	AUM Press Release of Artisan Partners Asset Management Inc. dated February 9, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artisan Partners Asset Management Inc.
Date: February 9, 2016

By:	/s/ Charles J. Daley, Jr.
Name:	Charles J. Daley, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer